UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2019

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, Affiliated Managers Group, Inc. (the “Company”) announced the appointment of Jay C. Horgen as Chief Executive Officer, effective following the Company’s 2019 Annual Meeting of Stockholders, at which time Nathaniel Dalton, current Chief Executive Officer, will become Senior Advisor to the Company and remain on the Board of Directors. Mr. Horgen will also continue to serve as President and will join the Board of Directors.

Concurrent with the effectiveness of Mr. Horgen’s appointment as Chief Executive Officer, the previously announced appointment of Thomas M. Wojcik as Chief Financial Officer will be effective and Mr. Horgen will cease to serve in that role.

There is no arrangement or understanding between Mr. Horgen or any other person pursuant to which he was elected as a director or officer of the Company, and there are no familial relationships between Mr. Horgen and any of the Company’s directors or executive officers. Information about Mr. Horgen required under Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K is incorporated by reference from the Company’s annual meeting proxy statement on Schedule 14A as filed on April 17, 2019. Information about Mr. Wojcik required under Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K is incorporated by reference from the Company’s Form 8-K as filed on March 20, 2019.

The Company issued a press release announcing the foregoing, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on May 6, 2019*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 6, 2019	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

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